Exhibit 99.1

Loan Group 1

Mortgage Rates(1)

Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($	)	Weighted Average Remaining Term to Maturity (Months	)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (	%)
4.750	1	$299,887.50	0.05%	299,887.50		359		744	58.89
5.125	1	375,000.00	0.06	375,000.00		360		709	65.23
5.250	1	360,000.00	0.06	360,000.00		360		752	78.26
5.375	3	859,056.00	0.14	286,352.00		360		731	69.08
5.500	6	1,512,307.00	0.24	252,051.17		360		721	76.14
5.625	6	1,609,450.00	0.26	268,241.67		360		736	70.89
5.680	1	168,000.00	0.03	168,000.00		360		639	88.42
5.750	15	3,154,311.45	0.50	210,287.43		360		748	65.12
5.795	1	324,000.00	0.05	324,000.00		360		711	91.78
5.875	23	5,328,836.00	0.85	231,688.52		360		721	64.12
5.885	1	138,700.00	0.02	138,700.00		360		786	95.00
5.955	1	146,250.00	0.02	146,250.00		360		682	90.00
5.999	1	288,400.00	0.05	288,400.00		360		663	60.42
6.000	43	8,827,886.73	1.41	205,299.69		360		722	63.66
6.005	1	256,172.52	0.04	256,172.52		359		688	90.00
6.045	1	72,100.00	0.01	72,100.00		360		661	90.13
6.060	1	75,900.00	0.01	75,900.00		360		691	89.29
6.065	1	148,400.00	0.02	148,400.00		360		755	89.99
6.115	1	90,000.00	0.01	90,000.00		360		793	90.00
6.125	82	20,230,545.30	3.24	246,713.97		359		719	65.65
6.130	4	773,745.64	0.12	193,436.41		360		732	92.60
6.155	16	3,034,520.00	0.49	189,657.50		360		702	89.22
6.170	5	1,030,450.00	0.16	206,090.00		360		691	89.91
6.180	1	121,397.00	0.02	121,397.00		360		667	89.99
6.205	2	436,950.00	0.07	218,475.00		360		680	87.84
6.220	1	226,200.00	0.04	226,200.00		360		725	81.66
6.240	2	334,368.00	0.05	167,184.00		360		654	90.00
6.250	318	73,304,473.96	11.73	230,517.21		359		726	63.40
6.255	3	444,155.00	0.07	148,051.67		360		712	92.04
6.260	1	266,000.00	0.04	266,000.00		360		697	95.00
6.270	1	292,800.00	0.05	292,800.00		360		621	88.73
6.280	1	131,000.00	0.02	131,000.00		360		637	87.33
6.295	1	127,800.00	0.02	127,800.00		360		627	86.35
6.300	1	108,000.00	0.02	108,000.00		360		755	89.26
6.375	494	116,535,759.58	18.65	235,902.35		359		726	65.26
6.380	1	179,550.00	0.03	179,550.00		360		648	95.00
6.420	3	762,683.60	0.12	254,227.87		360		688	94.09
6.455	1	148,500.00	0.02	148,500.00		360		678	90.00
6.460	1	85,903.00	0.01	85,903.00		360		732	95.00
6.470	3	670,500.00	0.11	223,500.00		360		708	86.08
6.480	1	220,970.00	0.04	220,970.00		360		732	95.00
6.500	592	135,581,788.50	21.69	229,023.29		360		717	65.60
6.505	3	712,291.00	0.11	237,430.33		360		656	95.00
6.515	1	226,800.00	0.04	226,800.00		360		722	90.00
6.545	7	1,225,800.00	0.20	175,114.29		360		682	92.38
6.560	1	362,000.00	0.06	362,000.00		360		714	88.29
6.580	3	606,900.00	0.10	202,300.00		360		711	88.72
6.615	2	121,500.00	0.02	60,750.00		360		712	86.28
6.620	1	217,800.00	0.03	217,800.00		360		767	90.00
6.625	430	92,704,891.84	14.83	215,592.77		360		721	65.84
6.630	8	1,630,109.99	0.26	203,763.75		360		693	94.44
6.635	1	111,530.00	0.02	111,530.00		360		685	95.00
6.640	3	490,300.00	0.08	163,433.33		360		734	89.32
6.645	6	985,799.00	0.16	164,299.83		360		701	89.22
6.655	11	1,790,995.85	0.29	162,817.80		360		700	89.96
6.660	1	337,460.00	0.05	337,460.00		360		691	89.99
6.670	6	991,760.00	0.16	165,293.33		360		700	92.01
6.680	1	232,000.00	0.04	232,000.00		360		640	89.23
6.710	4	612,298.00	0.10	153,074.50		360		772	94.93
6.720	2	421,850.00	0.07	210,925.00		360		747	85.42
6.730	1	117,787.00	0.02	117,787.00		360		718	94.23
6.735	1	249,300.00	0.04	249,300.00		360		637	90.00
6.745	1	198,000.00	0.03	198,000.00		360		685	90.00
6.750	518	116,514,190.15	18.64	224,930.87		360		713	68.83
6.755	1	58,500.00	0.01	58,500.00		360		714	94.35
6.800	1	189,000.00	0.03	189,000.00		360		716	90.00
6.835	1	244,500.00	0.04	244,500.00		360		768	89.97
6.865	1	418,500.00	0.07	418,500.00		360		723	90.00
6.875	63	10,845,957.92	1.74	172,158.06		360		693	60.14
6.885	1	17,910.00	0.00	17,910.00		360		725	91.85
6.935	1	198,000.00	0.03	198,000.00		360		669	90.00
6.960	1	171,000.00	0.03	171,000.00		360		736	95.00
6.970	2	428,000.00	0.07	214,000.00		360		656	86.58
7.000	24	4,964,120.31	0.79	206,838.35		360		699	62.89
7.125	23	4,393,164.16	0.70	191,007.14		359		695	69.08
7.145	1	197,505.00	0.03	197,505.00		360		718	95.00
7.210	1	185,500.00	0.03	185,500.00		360		609	84.90
7.250	16	2,635,341.97	0.42	164,708.87		359		683	65.96
7.260	1	104,500.00	0.02	104,500.00		360		682	95.00
Total	2,794	$624,995,578.97	100.00%
_________
(1)
The lender acquired mortgage insurance Mortgage Loans in loan group 1 are shown in the preceding table at the mortgage rates net of interest premium charge by the related lenders. As of the cut-off date, the weighted average mortgage rate of the Mortgage Loans in loan group 1 (net of such premiums) was approximately 6.492% per annum. Without the adjustment, the weighted average mortgage rate of the Mortgage Loans in loan group 1 was approximately 6.513% per annum.

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($	)	Weighted Average Mortgage Rate (	%)	Weighted Average Remaining Term to Maturity (Months	)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (	%)
0.01 - 50,000.00	29	$1,242,484.04	0.20%	42,844.28		6.599		360		733	38.67
50,000.01 - 100,000.00	243	19,952,543.93	3.19	82,109.23		6.538		359		724	50.74
100,000.01 - 150,000.00	468	59,072,870.74	9.45	126,224.08		6.563		359		719	63.00
150,000.01 - 200,000.00	624	110,441,706.96	17.67	176,989.92		6.551		360		714	65.44
200,000.01 - 250,000.00	432	97,642,858.75	15.62	226,025.14		6.524		359		717	65.96
250,000.01 - 300,000.00	339	93,742,530.94	15.00	276,526.64		6.521		360		717	68.87
300,000.01 - 350,000.00	282	92,284,924.25	14.77	327,251.50		6.478		359		712	69.67
350,000.01 - 400,000.00	244	91,646,191.01	14.66	375,599.14		6.479		360		722	69.63
400,000.01 - 450,000.00	100	41,359,138.21	6.62	413,591.38		6.445		360		730	67.56
450,000.01 - 500,000.00	9	4,253,854.48	0.68	472,650.50		6.513		360		753	74.27
500,000.01 - 550,000.00	13	6,836,355.00	1.09	525,873.46		6.433		360		745	74.13
550,000.01 - 600,000.00	6	3,411,700.00	0.55	568,616.67		6.628		360		761	64.67
600,000.01 - 650,000.00	5	3,108,420.66	0.50	621,684.13		6.400		360		700	66.79
Total	2,794	$624,995,578.97	100.00%
_____________
(1)	As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in loan group 1 was approximately $223,692.

FICO Credit Scores(1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($	)	Weighted Average Mortgage Rate (	%)	Weighted Average Remaining Term to Maturity (Months	)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (	%)
619 and Below	20	$3,873,880.51	0.62%	193,694.03		6.465		359		595	62.65
620 - 639	181	39,025,824.86	6.24	215,612.29		6.584		360		630	63.79
640 - 659	210	46,970,241.47	7.52	223,667.82		6.562		360		650	65.45
660 - 679	324	72,481,586.30	11.60	223,708.60		6.556		360		670	65.43
680 - 699	313	68,109,492.25	10.90	217,602.21		6.544		359		690	64.90
700 - 719	335	78,429,069.71	12.55	234,116.63		6.508		360		709	66.70
720 and Above	1,350	305,792,236.74	48.93	226,512.77		6.485		360		762	68.08
Not Available	61	10,313,247.13	1.65	169,069.63		6.378		352		N/A	72.02
Total	2,794	$624,995,578.97	100.00%
(1)	As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in loan group 1 was approximately 718.

Documentation Programs

Type of Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($	)	Weighted Average Mortgage Rate (	%)	Weighted Average Remaining Term to Maturity (Months	)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (	%)
Full/Alternative	710	$149,981,251.15	24.00%	211,241.20		6.463		359		714	68.98
No Income/No Asset	321	60,704,720.15	9.71	189,111.28		6.561		359		707	54.59
No Ratio	205	46,397,426.84	7.42	226,328.91		6.553		360		716	63.87
Preferred	312	72,856,760.24	11.66	233,515.26		6.408		360		755	64.00
Reduced	1,126	267,803,067.85	42.85	237,835.76		6.546		360		718	70.18
Stated Income/Stated Asset	116	26,672,178.83	4.27	229,932.58		6.573		359		686	61.52
Streamlined	4	580,173.91	0.09	145,043.48		6.470		360		672	70.45
Total	2,794	$624,995,578.97	100.00%

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($	)	Weighted Average Mortgage Rate (	%)	Weighted Average Remaining Term to Maturity (Months	)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (	%)
50.00 or Less	681	$123,080,803.23	19.69%	180,735.39		6.478		360		719	39.54
50.01 - 55.00	183	41,025,039.44	6.56	224,180.54		6.459		359		714	52.62
55.01 - 60.00	174	38,630,673.08	6.18	222,015.36		6.459		360		708	57.52
60.01 - 65.00	181	44,776,796.06	7.16	247,385.61		6.497		359		699	62.72
65.01 - 70.00	178	43,956,866.73	7.03	246,948.69		6.522		359		703	68.25
70.01 - 75.00	187	48,616,835.61	7.78	259,983.08		6.514		360		713	73.14
75.01 - 80.00	1,008	244,434,259.16	39.11	242,494.30		6.503		360		730	79.70
80.01 - 85.00	16	3,362,473.23	0.54	210,154.58		6.582		360		706	83.59
85.01 - 90.00	108	22,317,652.26	3.57	206,644.93		6.784		360		701	89.28
90.01 - 95.00	76	14,084,055.17	2.25	185,316.52		6.861		360		714	94.27
95.01 - 100.00	2	710,125.00	0.11	355,062.50		6.564		360		671	97.52
Total	2,794	$624,995,578.97	100.00%
________
(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in loan group 1 was approximately 66.82%.
(2)	Does not take into account any secondary financing on the Mortgage Loans in loan group 1 that may exist at the time of origination.

Original Combined Loan-to-Value Ratios(1)(2)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($	)	Weighted Average Mortgage Rate (	%)	Weighted Average Remaining Term to Maturity (Months	)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (	%)
50.00 or Less	660	$118,254,991.14	18.92%	179,174.23		6.479		360		719	39.45
50.01 to 55.00	172	38,045,614.58	6.09	221,195.43		6.459		359		712	52.21
55.01 to 60.00	166	37,147,715.08	5.94	223,781.42		6.454		360		706	57.20
60.01 to 65.00	175	43,502,875.39	6.96	248,587.86		6.494		359		698	62.26
65.01 to 70.00	170	41,930,215.67	6.71	246,648.33		6.520		359		700	67.31
70.01 to 75.00	161	42,322,987.27	6.77	262,875.70		6.506		360		713	71.48
75.01 to 80.00	342	83,620,019.24	13.38	244,502.98		6.524		359		708	78.60
80.01 to 85.00	34	8,746,478.78	1.40	257,249.38		6.478		360		710	77.24
85.01 to 90.00	188	42,103,873.82	6.74	223,956.78		6.622		360		717	83.77
90.01 to 95.00	182	39,924,946.75	6.39	219,367.84		6.612		360		727	83.90
95.01 to 100.00	544	129,395,861.25	20.70	237,860.04		6.512		360		742	79.64
Total	2,794	$624,995,578.97	100.00%
________
(1)	As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the Mortgage Loans in loan group 1 was approximately 72.51%.
(2)	Takes into account any secondary financing on the Mortgage Loans in loan group 1 that may exist at the time of origination.

Geographic Distribution of Mortgaged Properties(1)

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($	)	Weighted Average Mortgage Rate (	%)	Weighted Average Remaining Term to Maturity (Months	)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (	%)
Arizona	170	$34,654,124.32	5.54%	203,847.79		6.520		360		721	67.96
California	700	191,470,191.87	30.64	273,528.85		6.472		360		714	61.89
Colorado	124	26,841,305.98	4.29	216,462.15		6.498		360		737	70.47
Florida	280	56,277,181.65	9.00	200,989.93		6.564		360		709	67.85
Georgia	77	13,538,872.90	2.17	175,829.52		6.542		360		715	75.06
Hawaii	37	13,525,699.41	2.16	365,559.44		6.380		360		723	63.95
Illinois	59	12,952,470.82	2.07	219,533.40		6.628		360		718	67.98
Maryland	52	13,008,121.55	2.08	250,156.18		6.479		360		728	64.10
Massachusetts	51	12,748,406.60	2.04	249,968.76		6.495		359		725	60.59
Nevada	79	18,559,385.80	2.97	234,928.93		6.524		360		721	72.55
New York	73	20,125,031.72	3.22	275,685.37		6.500		360		710	61.59
Oregon	78	17,326,096.13	2.77	222,129.44		6.506		360		723	68.96
Texas	115	20,067,070.52	3.21	174,496.27		6.607		360		732	76.36
Virginia	68	15,844,450.19	2.54	233,006.62		6.479		360		721	65.29
Washington	108	25,538,670.89	4.09	236,469.17		6.467		360		731	70.88
Other (less than 2%)	723	132,518,498.62	21.20	183,289.76		6.555		359		719	70.35
Total	2,794	$624,995,578.97	100.00%
_________
(1)
The Other row in the preceding table includes 35 other states and the District of Columbia with under 2% concentrations individually. As of the cut-off date, no more than approximately 0.421% of the Mortgage Loans in loan group 1 were secured by mortgaged properties located in any one postal zip code area.

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($	)	Weighted Average Mortgage Rate (	%)	Weighted Average Remaining Term to Maturity (Months	)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (	%)
Refinance (Cash-Out)	1,187	$256,462,648.46	41.03%	216,059.52		6.532		360		700	58.86
Purchase	1,073	246,183,338.75	39.39	229,434.61		6.494		359		738	75.30
Refinance (Rate/Term)	534	122,349,591.76	19.58	229,119.09		6.510		359		716	66.45
Total	2,794	$624,995,578.97	100.00%

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($	)	Weighted Average Mortgage Rate (	%)	Weighted Average Remaining Term to Maturity (Months	)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (	%)
2 to 4 Family Residence	156	$42,796,004.71	6.85%	274,333.36		6.574		360		727	63.37
Condominium Hotel	4	880,747.70	0.14	220,186.93		6.509		360		758	73.15
High-rise Condominium	17	4,380,566.64	0.70	257,680.39		6.454		360		738	62.65
Low-rise Condominium	183	37,515,970.92	6.00	205,005.31		6.473		360		728	68.69
Planned Unit Development	628	148,871,796.72	23.82	237,057.00		6.496		360		728	71.16
Single Family Residence	1,806	390,550,492.28	62.49	216,251.66		6.517		359		713	65.40
Total	2,794	$624,995,578.97	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($	)	Weighted Average Mortgage Rate (	%)	Weighted Average Remaining Term to Maturity (Months	)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (	%)
Investment Property	234	$46,302,797.95	7.41%	197,875.20		6.612		360		731	61.72
Primary Residence	2,442	552,938,994.60	88.47	226,428.74		6.504		360		717	67.33
Secondary Residence	118	25,753,786.42	4.12	218,252.43		6.515		360		732	65.02
Total	2,794	$624,995,578.97	100.00%
_________
(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($	)	Weighted Average Mortgage Rate (	%)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (	%)
360	2,243	$501,441,102.68	80.23%	223,558.23		6.502		718	66.56
359	457	102,864,833.33	16.46	225,087.16		6.561		721	67.61
358	59	14,238,383.36	2.28	241,328.53		6.609		713	66.87
357	8	1,488,104.07	0.24	186,013.01		6.251		697	81.18
356	7	1,592,933.86	0.25	227,561.98		6.249		731	84.00
355	3	840,994.00	0.13	280,331.33		6.654		680	77.40
354	3	406,692.09	0.07	135,564.03		6.390		749	65.10
351	2	325,170.77	0.05	162,585.39		6.690		629	84.50
350	1	63,421.09	0.01	63,421.09		6.625		658	80.00
341	1	136,350.00	0.02	136,350.00		6.500		700	54.54
300	5	742,500.00	0.12	148,500.00		6.354		687	59.50
299	1	224,693.62	0.04	224,693.62		6.375		783	35.43
240	2	180,000.00	0.03	90,000.00		6.190		N/A	54.94
239	1	141,706.09	0.02	141,706.09		6.375		N/A	79.78
238	1	308,694.01	0.05	308,694.01		6.250		N/A	68.58
Total	2,794	$624,995,578.97	100.00%
_________
(1)	As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in loan group 1 was approximately 360 months.

Interest-Only Periods at Origination

Interest-Only Period (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($	)	Weighted Average Current Mortgage Rate (	%)	Weighted Average Remaining Term to Maturity (Months	)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (	%)
0	1,518	$312,682,377.31	50.03%	205,983.12		6.582		359		713	64.92
120	1,261	309,557,976.66	49.53	245,486.10		6.444		360		724	68.83
180	15	2,755,225.00	0.44	183,681.67		6.462		360		731	56.79
Total	2,794	$624,995,578.97	100.00%

Prepayment Charge Periods at Origination

Prepayment Charge Period (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($	)	Weighted Average Current Mortgage Rate (	%)	Weighted Average Remaining Term to Maturity (Months	)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (	%)
0	2,461	$553,263,520.01	88.52%	224,812.48		6.496		360		720	66.11
5	1	192,800.00	0.03	192,800.00		6.625		360		688	80.00
6	7	2,435,254.00	0.39	347,893.43		6.533		359		725	70.68
12	24	4,838,571.75	0.77	201,607.16		6.560		360		696	66.96
23	1	198,750.00	0.03	198,750.00		6.750		359		745	75.00
36	86	20,694,070.54	3.31	240,628.73		6.682		359		705	71.75
60	214	43,372,612.67	6.94	202,675.76		6.641		360		708	73.18
Total	2,794	$624,995,578.97	100.00%